THE MORTGAGE POOL

GENERAL

         The mortgage pool will consist of primarily conventional one- to four-family, adjustable-rate, fully- amortizing mortgage loans secured by first liens on mortgaged properties. The mortgage loans will have original terms to maturity of not greater than 30 years.

         The company will convey the mortgage loans to the trust on the Closing Date pursuant to the Trust Agreement. The Seller will make certain representations and warranties with respect to the mortgage loans in the Mortgage Loan Sale and Contribution Agreement. These representations and warranties will be assigned to the indenture trustee for the benefit of the Bondholders. As more particularly described in the prospectus, the Seller will have certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the interests of the Bondholders. SEE "THE MORTGAGE POOLS -- REPRESENTATIONS BY SELLERS" IN THE PROSPECTUS.

         The mortgage loans will have been originated or acquired by the Seller in accordance with the underwriting criteria described in the prospectus supplement. SEE "--UNDERWRITING STANDARDS" IN THE PROSPECTUS SUPPLEMENT.

         All of the mortgage loans will be subserviced by Countrywide Home Loans Servicing LP and Columbia Equities, Ltd. SEE "DESCRIPTION OF THE SERVICING AGREEMENT -- THE SUBSERVICERS" IN THE PROSPECTUS SUPPLEMENT.

         None of the mortgage loans were 30 days or more delinquent as of the Cut-off Date.

         All of the mortgage loans have scheduled monthly payments due on the first of the month. Each mortgage loan is generally assumable in accordance with the terms of the related mortgage note.

         Each mortgage loan is required to be covered by a standard hazard insurance policy. SEE "PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE; CLAIMS THEREUNDER--HAZARD INSURANCE POLICIES" IN THE PROSPECTUS.

MORTGAGE RATE ADJUSTMENT

         The mortgage rate on substantially all of the mortgage loans will generally adjust semi-annually commencing after an initial period after origination of generally six months, two years, three years, five years, seven years or ten years, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index and (ii) the gross margin. In addition, the mortgage rate on each mortgage loan, with the exception of one loan, is subject on its first adjustment date following its origination to an initial rate cap and on each adjustment date thereafter to a periodic rate cap. All of the mortgage loans are also subject to maximum and minimum lifetime mortgage rates. The mortgage loans were generally originated with an initial mortgage rate below the sum of the index at origination and the gross margin. Due to the application of the initial rate caps, periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the index and the gross margin.

         The mortgage rate on substantially all of the mortgage loans adjusts based on an index equal to either Six-Month LIBOR, One-Year LIBOR or One-Year CMT. In the event that the related index is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

         Substantially all of the mortgage loans will not have reached their first adjustment date as of the Closing Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination. Mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and periodic rate caps thereafter.

INDICES ON THE MORTGAGE LOANS

         The index applicable to the determination of the mortgage rate on approximately 99.02% of the mortgage loans is the average of the interbank offered rates for six-month United States dollar-denominated deposits in the London market as published by Fannie Mae or THE WALL STREET JOURNAL and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or Six- Month LIBOR.

         The table below sets forth historical average rates of Six-Month LIBOR for the months indicated as made available from Fannie Mae. The rates are determined from information that is available as of 11:00 a.m. (London time) on the second to last business day of each month. Such average rates may fluctuate significantly from month to month as well as over longer periods and may not increase or decrease in a constant pattern from period to period. There can be no assurance that levels of Six-Month LIBOR published by Fannie Mae, or published on a different reference date would have been at the same levels as those set forth below. The following does not purport to be representative of future levels of Six-Month LIBOR (as published by Fannie Mae). No assurance can be given as to the level of Six-Month LIBOR on any adjustment date or during the life of any adjustable-rate mortgage loan based on Six-Month LIBOR.



                                                  SIX-MONTH LIBOR

MONTH                1997         1998          1999         2000         2001          2002         2003          2004
-----               ------       ------        ------        ----         ----          ----         ----          ----
January.........     5.71%        5.75%        5.04%         6.23%        5.36%        1.99%         1.35%        1.21%
February........     5.68         5.78         5.17          6.32         4.96         2.06          1.34
March...........     5.96         5.80         5.08          6.53         4.71         2.33          1.26
April...........     6.08         5.87         5.08          6.61         4.23         2.10          1.29
May.............     6.01         5.81         5.19          7.06         3.91         2.09          1.22
June............     5.94         5.87         5.62          7.01         3.83         1.95          1.12
July............     5.83         5.82         5.65          6.88         3.70         1.86          1.15
August..........     5.86         5.69         5.90          6.83         3.48         1.82          1.21
September.......     5.85         5.36         5.96          6.76         2.53         1.75          1.18
October.........     5.81         5.13         6.13          6.72         2.17         1.62          1.22


November........     6.04         5.28         6.04          6.68         2.10         1.47          1.25
December........     6.01         5.17         6.13          6.20         1.98         1.38          1.22


         The index applicable to the determination of the mortgage rate on approximately 0.64% of the mortgage loans is the average of the interbank offered rates for one-year United States dollar-denominated deposits in the London market as published by Fannie Mae or THE WALL STREET JOURNAL and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or One- Year LIBOR.

         The index applicable to the determination of the mortgage rate on approximately 0.33% of the mortgage loans will be based on the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year as reported by the Federal Reserve Board in statistical Release No. H.15(519) as most recently available as of the date forty-five days, thirty-five days or thirty days prior to the adjustment date or on the adjustment date, as published in the place specified in the related mortgage note and as made available as of the date specified in the related mortgage note.

PREPAYMENT CHARGES

         Approximately 74.54% of the mortgage loans (by aggregate outstanding principal balance of the mortgage loans as of the cut-off date), provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, mortgage loans with prepayment charges provide for payment of a prepayment charge on some partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. No mortgage loan provides for payment of a prepayment charge on partial or full prepayments made more than five years from the date of origination of that mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note. The prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge on the mortgage loans will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. The prepayment charges may, in certain circumstances, be waived by the Master Servicer or the related subservicer. Some of these prepayment charges may not be enforceable in cases where the mortgagor sells the related mortgaged property. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans. The Master Servicer or the related subservicer will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for payment on the Bonds.

PRIMARY MORTGAGE INSURANCE AND THE RADIAN LENDER-PAID PMI POLICY

         Approximately 99.67% of the mortgage loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) the Radian Lender-Paid PMI Policy.

         Subject to the conditions of the policy, each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the

Appraised Value and the sale price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 12.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 30.00% of the Allowable Claim.

         The Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 89.99% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim, (B) for which the outstanding principal balance at origination of such mortgage loan is at least 90.00% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim and
(C) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 35.00% of the Allowable Claim.

         With respect to the Radian Lender-Paid PMI Policy, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates for the mortgage loans will range from 0.27% per annum to 2.22% per annum of the Stated Principal Balance of the related Radian PMI Insured Loan.

         To the extent of a default by Radian under the Radian Lender-Paid PMI Policy, the Master Servicer will use its best efforts to find a replacement policy with substantially similar terms.

         SEE "PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE; CLAIMS THEREUNDER -- HAZARD INSURANCE POLICIES" IN THE PROSPECTUS.

MORTGAGE LOAN CHARACTERISTICS

         The statistical information included herein with respect to the mortgage loans is based on a pool of 3,791 mortgage loans. References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the mortgage loans as of the Cut-off Date.

         The mortgage loans had an aggregate principal balance as of the Cut-off Date of approximately $999,999,987, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the mortgage loans are secured by first liens on the related mortgaged property.

         The average principal balance of the mortgage loans at origination was approximately $263,964. No mortgage loan had a principal balance at origination of greater than approximately $2,375,000 or less than approximately $55,100. The average principal balance of the mortgage loans as of the Cut-off Date was approximately $263,783. No mortgage loan had a principal balance as of the Cut-off Date of greater than approximately $2,372,579 or less than approximately $55,000.

         As of the Cut-off Date, the mortgage loans had mortgage rates ranging from approximately 3.000% per annum to approximately 10.625% per annum and the weighted average mortgage rate was approximately 5.651% per annum. The weighted average remaining term to stated maturity of the mortgage loans was approximately 359 months as of the Cut-off Date. None of the mortgage loans will have a first Due Date prior to February 1, 1995, or after April 1, 2004, or will have a remaining term to maturity of less than 251 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any mortgage loan is March 1, 2034.

         Approximately 0.10%, 0.33%, 53.30%, 0.01% and 4.10% of the mortgage loans have initial interest only periods of two, three, five, seven and ten years, respectively.

         The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to- value ratios at origination of the mortgage loans was approximately 77.80%. No loan-to-value ratio at origination of any mortgage loan was greater than approximately 100.00% or less than approximately 21.96%.

         The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the Master Servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the Seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the Indenture Trustee, and does not have any interest in the mortgage loan. Some of the mortgage loans were recorded in the name of MERS. FOR ADDITIONAL INFORMATION REGARDING THE RECORDING OF MORTGAGES IN THE NAME OF MERS SEE "YIELD ON THE BONDS--YIELD SENSITIVITY OF THE BONDS" IN THE PROSPECTUS SUPPLEMENT.

         None of the mortgage loans are buydown mortgage loans.

         None of the mortgage loans will be a "high-cost home loan" as defined in the Georgia Fair Lending Act, in the New York Predatory Lending Law, codified as N.Y. Banking Lawss.6-I, N.Y. Gen. Bus. Law ss.771-a, and N.Y. Real Prop. Acts Lawss.1302, in the Arkansas Home Loan Protection Act or in the Kentucky Revised Statutesss.360.100.

         None of the mortgage loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

         Approximately 0.10% of the mortgage loans have reached their first adjustment date as of the Closing Date.

         Approximately 74.54% of the mortgage loans provide for prepayment charges.

         Approximately 11.69% and 6.28% of the mortgage loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the mortgage loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately

0.94% per annum.

         Set forth below is a description of certain additional characteristics of the mortgage loans as of the Cut-off Date, except as otherwise indicated. All percentages of the mortgage loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.



                                        PRINCIPAL BALANCES AT ORIGINATION


                                                                                                PERCENTAGE OF
                  ORIGINAL                                                                       CUT-OFF DATE
               MORTGAGE LOAN                        NUMBER OF          AGGREGATE UNPAID           AGGREGATE
           PRINCIPAL BALANCES ($)                MORTGAGE LOANS       PRINCIPAL BALANCE       PRINCIPAL BALANCE
           ----------------------                --------------       -----------------       -----------------
50,000.01- 100,000.00.......................           223               $ 19,174,166                1.92%
100,000.01-150,000.00.......................           579                 72,746,462                7.27
150,000.01-200,000.00.......................           668                117,150,005               11.72
200,000.01-250,000.00.......................           627                140,311,373               14.03
250,000.01-300,000.00.......................           517                141,885,840               14.19
300,000.01-350,000.00.......................           384                124,311,952               12.43
350,000.01-400,000.00.......................           279                105,231,023               10.52
400,000.01-450,000.00.......................           145                 61,852,568                6.19
450,000.01-500,000.00.......................           127                 60,607,207                6.06
500,000.01-550,000.00.......................            71                 37,351,403                3.74
550,000.01-600,000.00.......................            51                 29,734,752                2.97
600,000.01-650,000.00.......................            61                 38,891,235                3.89
650,000.01-700,000.00.......................            16                 10,974,924                1.10
700,000.01-750,000.00.......................            13                  9,641,880                0.96
750,000.01-800,000.00.......................             5                  3,892,088                0.39
800,000.01-850,000.00.......................             3                  2,516,500                0.25
850,000.01-900,000.00.......................             2                  1,753,125                0.18
900,000.01-950,000.00.......................             5                  4,595,757                0.46
950,000.01-1,000,000.00.....................            10                  9,925,577                0.99
1,050,000.01-1,100,000.00...................             1                  1,087,500                0.11
1,250,000.01-1,300,000.00...................             1                  1,260,000                0.13
1,350,000.01-1,400,000.00...................             2                  2,732,072                0.27
2,350,000.01-2,400,000.00...................             1                  2,372,579                0.24
                                                     -----               ------------              ------
         Total..............................         3,791               $999,999,987              100.00%
                                                     =====               ============              ======


         The average principal balance of the mortgage loans at origination was approximately $263,964.



                                     PRINCIPAL BALANCES AS OF THE CUT-OFF DATE


                                                                                                PERCENTAGE OF
           CURRENT MORTGAGE LOAN                   NUMBER OF          AGGREGATE UNPAID      CUT-OFF DATE AGGREGATE
           PRINCIPAL BALANCES ($)                MORTGAGE LOANS       PRINCIPAL BALANCE       PRINCIPAL BALANCE
           ----------------------                --------------       -----------------       -----------------
50,000.01- 100,000.00.......................           224               $ 19,274,024               1.93%
100,000.01-150,000.00.......................           579                 72,796,088               7.28
150,000.01-200,000.00.......................           669                117,387,557              11.74
200,000.01-250,000.00.......................           628                140,673,078              14.07
250,000.01-300,000.00.......................           516                141,736,706              14.17
300,000.01-350,000.00.......................           382                123,712,345              12.37
350,000.01-400,000.00.......................           279                105,231,023              10.52
400,000.01-450,000.00.......................           145                 61,852,568               6.19
450,000.01-500,000.00.......................           128                 61,107,028               6.11
500,000.01-550,000.00.......................            70                 36,851,582               3.69
550,000.01-600,000.00.......................            51                 29,734,752               2.97
600,000.01-650,000.00.......................            61                 38,891,235               3.89
650,000.01-700,000.00.......................            16                 10,974,924               1.10
700,000.01-750,000.00.......................            13                  9,641,880               0.96
750,000.01-800,000.00.......................             5                  3,892,088               0.39
800,000.01-850,000.00.......................             3                  2,516,500               0.25
850,000.01-900,000.00.......................             2                  1,753,125               0.18
900,000.01-950,000.00.......................             5                  4,595,757               0.46
950,000.01-1,000,000.00.....................            10                  9,925,577               0.99
1,050,000.01-1,100,000.00...................             1                  1,087,500               0.11
1,250,000.01-1,300,000.00...................             1                  1,260,000               0.13
1,350,000.01-1,400,000.00...................             2                  2,732,072               0.27
2,350,000.01-2,400,000.00...................             1                  2,372,579               0.24
                                                     -----               ------------             ------
         Total..............................         3,791               $999,999,987             100.00%
                                                     =====               ============             ======


         As of the Cut-off Date, the average current principal balance of the mortgage loans will be approximately $263,783.



                                                  MORTGAGE RATES


                                                                                                PERCENTAGE OF
                                                    NUMBER OF          AGGREGATE UNPAID     CUT-OFF DATE AGGREGATE
             MORTGAGE RATES (%)                  MORTGAGE LOANS       PRINCIPAL BALANCE       PRINCIPAL BALANCE
             ------------------                  --------------       -----------------       -----------------
3.000- 3.499..............................             10            $  3,410,911                 0.34%
3.500- 3.999..............................             59              16,875,674                 1.69
4.000- 4.499..............................            170              52,712,494                 5.27
4.500- 4.999..............................            590             166,158,616                16.62
5.000- 5.499..............................            753             220,600,280                22.06
5.500- 5.999..............................            840             232,099,797                23.21
6.000- 6.499..............................            437             108,740,224                10.87
6.500- 6.999..............................            408              95,109,137                 9.51
7.000- 7.499..............................            223              45,858,779                 4.59
7.500- 7.999..............................            185              36,045,008                 3.60
8.000- 8.499..............................             71              14,052,328                 1.41
8.500- 8.999..............................             31               6,158,081                 0.62
9.000- 9.499..............................              8               1,042,770                 0.10
9.500- 9.999..............................              4                 732,377                 0.07
10.000-  10.499...........................              1                 289,512                 0.03
10.500-  10.999...........................              1                 114,000                 0.01
                                                    -----            ------------               ------
       Total..............................          3,791            $999,999,987               100.00%
                                                    =====            ============               ======


         The weighted average mortgage rate of the mortgage loans was approximately 5.651% per annum.



                                               NEXT ADJUSTMENT DATE


                                                                                                PERCENTAGE OF
                                                    NUMBER OF          AGGREGATE UNPAID     CUT-OFF DATE AGGREGATE
            NEXT ADJUSTMENT DATE                 MORTGAGE LOANS       PRINCIPAL BALANCE       PRINCIPAL BALANCE
            --------------------                 --------------       -----------------       -----------------
March 1, 2004...............................             2               $    250,211              0.03%
April 1, 2004...............................             3                    738,281              0.07
May 1, 2004.................................            29                  9,179,426              0.92
June 1, 2004................................           120                 37,979,082              3.80
July 1, 2004................................           364                109,936,051             10.99
August 1, 2004..............................           263                 72,075,395              7.21
September 1, 2004...........................            70                 17,220,126              1.72
February 1, 2005............................             1                    279,920              0.03
April 1, 2005...............................             1                    215,391              0.02
May 1, 2005.................................             1                    321,175              0.03
July 1, 2005................................             1                    572,145              0.06
August 1, 2005..............................             4                  1,121,087              0.11
September 1, 2005...........................             6                  1,307,638              0.13
October 1, 2005.............................            41                  8,251,278              0.83
November 1, 2005............................            83                 17,557,682              1.76
December 1, 2005............................           262                 61,067,580              6.11
January 1, 2006.............................           905                218,442,610             21.84
February 1, 2006............................           497                121,799,262             12.18
March 1, 2006...............................            63                 14,639,225              1.46
October 1, 2006.............................             7                  2,226,607              0.22
November 1, 2006............................            25                  6,504,917              0.65
December 1, 2006............................            94                 22,142,444              2.21
January 1, 2007.............................           238                 60,147,574              6.01
February 1, 2007............................           140                 36,607,756              3.66
March 1, 2007...............................            15                  3,073,450              0.31
July 1, 2008................................             1                    413,571              0.04
September 1, 2008...........................             1                    213,650              0.02
October 1, 2008.............................             5                    740,987              0.07
November 1, 2008............................            31                  7,745,954              0.77
December 1, 2008............................           104                 30,635,493              3.06
January 1, 2009.............................           254                 82,643,314              8.26
February 1, 2009............................           133                 44,934,735              4.49
March 1, 2009...............................            11                  3,007,150              0.30
November 1, 2010............................             1                    320,646              0.03
January 1, 2011.............................             4                  1,007,260              0.10
February 1, 2011............................             7                  2,487,741              0.25
December 1, 2013............................             1                    748,276              0.07
January 1, 2014.............................             2                    994,400              0.10
February 1, 2014............................             1                    450,500              0.05
                                                     -----               ------------            ------
         Total..............................         3,791               $999,999,987            100.00%
                                                     =====               ============            ======

         As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the adjustable-rate mortgage loans will be approximately 27 months.



                                                   GROSS MARGIN


                                                                                                PERCENTAGE OF
                                                    NUMBER OF          AGGREGATE UNPAID     CUT-OFF DATE AGGREGATE
             GROSS MARGINS (%)                   MORTGAGE LOANS       PRINCIPAL BALANCE       PRINCIPAL BALANCE
             -----------------                   --------------       -----------------       -----------------
1.750 - 1.999...............................             4              $  1,866,900                 0.19%
2.000 - 2.249...............................             4                 1,963,194                 0.20
2.250 - 2.499...............................           284               107,329,425                10.73
2.500 - 2.749...............................            95                26,029,164                 2.60
2.750 - 2.999...............................           206                63,689,075                 6.37
3.000 - 3.249...............................           629               180,859,839                18.09
3.250 - 3.499...............................         1,437               355,789,856                35.58
3.500 - 3.749...............................           398                97,610,203                 9.76
3.750 - 3.999...............................           189                46,070,762                 4.61
4.000 - 4.249...............................            51                12,409,908                 1.24
4.250 - 4.499...............................            35                 7,238,559                 0.72
4.500 - 4.749...............................            59                13,197,683                 1.32
4.750 - 4.999...............................            30                 6,758,227                 0.68
5.000 - 5.249...............................           243                51,754,941                 5.18
5.250 - 5.499...............................            25                 4,475,397                 0.45
5.500 - 5.749...............................            27                 6,404,196                 0.64
5.750 - 5.999...............................            18                 3,094,511                 0.31
6.000 - 6.249...............................            10                 2,453,502                 0.25
6.250 - 6.499...............................            12                 3,605,931                 0.36
6.500 - 6.749...............................             7                 2,240,543                 0.22
6.750 - 6.999...............................             1                   175,856                 0.02
7.000 - 7.249...............................             6                 1,242,507                 0.12
7.250 - 7.499...............................             4                   535,874                 0.05
7.500 - 7.749...............................             4                   653,908                 0.07
7.750 - 7.999...............................             5                 1,196,851                 0.12
8.000 - 8.249...............................             1                   206,971                 0.02
8.250 - 8.499...............................             2                   349,317                 0.03
8.500 - 8.749...............................             1                   241,300                 0.02
9.000 - 9.249...............................             2                   221,297                 0.02
9.250 - 9.499...............................             1                   220,292                 0.02
10.250 - 10.499.............................             1                   114,000                 0.01
                                                     -----              ------------               ------
         Total..............................         3,791              $999,999,987               100.00%
                                                     =====              ============               ======


         As of the Cut-off Date, the weighted average Gross Margin of the adjustable-rate mortgage loans will be approximately 3.347% per annum.



                                               MAXIMUM MORTGAGE RATE


                                                                                               PERCENTAGE OF
                                                   NUMBER OF          AGGREGATE UNPAID     CUT-OFF DATE AGGREGATE
         MAXIMUM MORTGAGE RATES (%)             MORTGAGE LOANS       PRINCIPAL BALANCE       PRINCIPAL BALANCE
         --------------------------             --------------       -----------------       -----------------
 9.000-   9.499.............................          12                $  4,471,500               0.45%
 9.500-   9.999.............................          76                  22,076,158               2.21
10.000-    10.499...........................         188                  55,670,408               5.57
10.500-    10.999...........................         613                 172,056,841              17.21
11.000-    11.499...........................         772                 226,915,804              22.69
11.500-    11.999...........................         839                 230,425,249              23.04
12.000-    12.499...........................         430                 104,226,039              10.42
12.500-    12.999...........................         386                  89,319,068               8.93
13.000-    13.499...........................         172                  35,137,828               3.51
13.500-    13.999...........................         131                  25,944,853               2.59
14.000-    14.499...........................          78                  16,187,231               1.62
14.500-    14.999...........................          55                  10,711,486               1.07
15.000-    15.499...........................          14                   2,488,571               0.25
15.500-    15.999...........................          15                   2,521,254               0.25
16.000-    16.499...........................           5                     775,104               0.08
16.500-    16.999...........................           3                     430,626               0.04
17.500-    17.999...........................           1                     381,601               0.04
19.500-    19.999...........................           1                     260,365               0.03
                                                   -----                ------------             ------
         Total..............................       3,791                $999,999,987             100.00%
                                                   =====                ============             ======


         As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the adjustable-rate mortgage loans will be approximately 11.618% per annum.



                                             INITIAL FIXED-RATE PERIOD


                                                                                                PERCENTAGE OF
                                                    NUMBER OF          AGGREGATE UNPAID     CUT-OFF DATE AGGREGATE
         INITIAL FIXED-RATE PERIOD               MORTGAGE LOANS       PRINCIPAL BALANCE       PRINCIPAL BALANCE
         -------------------------               --------------       -----------------       -----------------
One Month...................................              1              $    106,611               0.01%
Six Months..................................            850               247,271,961              24.73
One Year....................................              1                   279,920               0.03
Two Years...................................          1,863               445,150,967              44.52
Three Years.................................            520               130,846,852              13.08
Five Years..................................            540               170,334,854              17.03
Seven Years.................................             12                 3,815,647               0.38
Ten Years...................................              4                 2,193,176               0.22
                                                      -----              ------------             ------
     Total..................................          3,791              $999,999,987             100.00%
                                                      =====              ============             ======



                                                 INITIAL RATE CAP


                                                                                                PERCENTAGE OF
                                                    NUMBER OF          AGGREGATE UNPAID     CUT-OFF DATE AGGREGATE
            INITIAL RATE CAP (%)                 MORTGAGE LOANS       PRINCIPAL BALANCE       PRINCIPAL BALANCE
            --------------------                 --------------       -----------------       -----------------
0...........................................             1               $    106,611                0.01%
1...........................................           826                239,885,712               23.99
1.5.........................................            41                  7,725,666                0.77
2...........................................             4                  1,139,013                0.11
3...........................................         2,570                625,817,468               62.58
3.25........................................             1                    314,356                0.03
4...........................................             4                  1,289,028                0.13
5...........................................            91                 27,049,219                2.70
6...........................................           253                 96,672,914                9.67
                                                     -----               ------------              ------
     Total..................................         3,791               $999,999,987              100.00%
                                                     =====               ============              ======



                                                 PERIODIC RATE CAP


                                                                                                PERCENTAGE OF
                                                    NUMBER OF          AGGREGATE UNPAID     CUT-OFF DATE AGGREGATE
           PERIODIC RATE CAP (%)                 MORTGAGE LOANS       PRINCIPAL BALANCE       PRINCIPAL BALANCE
           ---------------------                 --------------       -----------------       -----------------
0...........................................              1               $    106,611              0.01%
1...........................................          3,453                892,395,377             89.24
1.5.........................................             83                 15,069,744              1.51
2...........................................            240                 89,259,569              8.93
2.5.........................................              3                    829,028              0.08
3...........................................             11                  2,339,658              0.23
                                                      -----               ------------            ------
     Total..................................          3,791               $999,999,987            100.00%
                                                      =====               ============            ======



                                           ORIGINAL LOAN-TO-VALUE RATIOS



                                                                                                PERCENTAGE OF
                                                    NUMBER OF          AGGREGATE UNPAID     CUT-OFF DATE AGGREGATE
ORIGINAL LOAN-TO-VALUE RATIOS (%)                MORTGAGE LOANS       PRINCIPAL BALANCE       PRINCIPAL BALANCE
---------------------------------                --------------       -----------------       -----------------
20.01- 25.00..............................                1              $     90,000               0.01%
25.01- 30.00..............................               11                 2,230,438               0.22
30.01- 35.00..............................               10                 2,471,409               0.25
35.01- 40.00..............................               15                 3,187,195               0.32
40.01- 45.00..............................               19                 4,306,544               0.43
45.01- 50.00..............................               41                11,800,474               1.18
50.01- 55.00..............................               49                17,327,263               1.73
55.01- 60.00..............................               50                14,752,399               1.48
60.01- 65.00..............................               83                25,570,658               2.56
65.01- 70.00..............................              541               158,147,222              15.81
70.01- 75.00..............................              173                54,199,965               5.42
75.01- 80.00..............................            1,933               525,640,854              52.56
80.01- 85.00..............................               76                19,555,757               1.96
85.01- 90.00..............................              466                93,969,958               9.40
90.01- 95.00..............................              289                59,182,239               5.92
95.01- 100.00.............................               34                 7,567,614               0.76
                                                      -----              ------------             ------
      Total...............................            3,791              $999,999,987             100.00%
                                                      =====              ============             ======


         The minimum and maximum loan-to-value ratios of the mortgage loans at origination were approximately 21.96% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the mortgage loans at origination was approximately 77.80%.



                                                  OCCUPANCY TYPES


                                                                                                PERCENTAGE OF
                                                    NUMBER OF          AGGREGATE UNPAID     CUT-OFF DATE AGGREGATE
               OCCUPANCY TYPE                    MORTGAGE LOANS       PRINCIPAL BALANCE       PRINCIPAL BALANCE
               --------------                    --------------       -----------------       -----------------
Owner Occupied..............................          3,065              $837,802,068               83.78%
Investor....................................            637               139,760,938               13.98
Second Home.................................             89                22,436,981                2.24
                                                      -----              ------------              ------
        Total...............................          3,791              $999,999,987              100.00%
                                                      =====              ============              ======


         Occupancy type is based on the representation of the borrower at the time of origination.



                                   MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE


                                                                                               PERCENTAGE OF
                                                   NUMBER OF          AGGREGATE UNPAID     CUT-OFF DATE AGGREGATE
     LOAN PROGRAM AND DOCUMENTATION TYPE         MORTGAGE LOANS      PRINCIPAL BALANCE       PRINCIPAL BALANCE
     -----------------------------------         --------------      -----------------       -----------------
Progressive Series Program (Limited                   1,824             $501,570,213               50.16%
(Stated) Documentation)......................
Progressive Series Program                              719              196,310,039               19.63
(Full Documentation).........................
Progressive Express(TM)Program                          501              120,164,213               12.02
 (Non Verified Assets).......................
Progressive Express(TM)Program                          428              109,549,698               10.95
(Verified Assets)............................
Progressive Express(TM)No Doc                           271               60,183,636                6.02
Program (No Documentation)...................
Progressive Express(TM)No Doc                            41                9,988,018                1.00
Program (Verified Assets)....................
Progressive Series Program (Full                          7                2,234,171                0.22
Income/Stated Assets Documentation)..........         -----             ------------              ------
        Total................................         3,791             $999,999,987              100.00%
                                                      =====             ============              ======


         SEE "--UNDERWRITING STANDARDS"IN THE PROSPECTUS SUPPLEMENT FOR A DETAILED DESCRIPTION OF THE SELLER'S LOAN PROGRAMS AND DOCUMENTATION REQUIREMENTS.



                                                  RISK CATEGORIES


                                                                                                PERCENTAGE OF
                                                   NUMBER OF           AGGREGATE UNPAID     CUT-OFF DATE AGGREGATE
               CREDIT GRADE                     MORTGAGE LOANS        PRINCIPAL BALANCE       PRINCIPAL BALANCE
               ------------                     --------------        -----------------       -----------------
A+(1).....................................           1,911               $534,011,083               53.40%
A (1).....................................             949                248,590,243               24.86
A-(1).....................................              78                 19,320,122                1.93
B(1)......................................               6                  1,094,970                0.11
C(1)......................................               3                    579,728                0.06
Progressive Express(TM)I(2)...............             412                 94,619,171                9.46
Progressive Express(TM)II(2)..............             336                 81,045,235                8.10
Progressive Express(TM)III(2).............              40                  9,688,527                0.97
Progressive Express(TM)IV(2)..............              21                  5,118,615                0.51
Progressive Express(TM)V(2)...............              15                  2,909,551                0.29
Progressive Express(TM)VI(2)..............              20                  3,022,742                0.30
                                                     -----               ------------              ------
   Total..................................           3,791               $999,999,987              100.00%
                                                     =====               ============              ======


----------------

(1) All of these mortgage loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B, and C correspond to Progressive Series I+, I and II, III and III+, IV, and V, respectively. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III.

(2) These mortgage loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these mortgage loans is generally based on the borrower's "FICO" score and therefore these mortgage loans do not correspond to the alphabetical risk categories listed above.

         SEE "--UNDERWRITING STANDARDS" IN THE PROSPECTUS SUPPLEMENT FOR A DESCRIPTION OF THE SELLER'S RISK CATEGORIES.



                                                  PROPERTY TYPES



                                                                                                PERCENTAGE OF
                                                   NUMBER OF           AGGREGATE UNPAID     CUT-OFF DATE AGGREGATE
              PROPERTY TYPE                     MORTGAGE LOANS        PRINCIPAL BALANCE       PRINCIPAL BALANCE
              -------------                     --------------        -----------------       -----------------
Single-Family.............................           2,335               $619,139,518              61.91%
De Minimis PUD............................             485                137,438,013              13.74
Condominium...............................             464                103,932,084              10.39
Planned Unit Development..................             222                 57,518,609               5.75
Two-Family................................             134                 35,547,022               3.55
Four-Family...............................              77                 25,715,936               2.57
Three-Family..............................              46                 13,770,125               1.38
Hi-Rise Condo.............................              21                  5,585,887               0.56
Town Home.................................               6                  1,198,443               0.12
Condo Hotel...............................               1                    154,350               0.02
                                                     -----               ------------             ------
   Total..................................           3,791               $999,999,987             100.00%
                                                     =====               ============             ======


                                  GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES


                                                                                                PERCENTAGE OF
                                                    NUMBER OF          AGGREGATE UNPAID     CUT-OFF DATE AGGREGATE
                    STATE                         MORTGAGE LOANS      PRINCIPAL BALANCE       PRINCIPAL BALANCE
                    -----                         --------------      -----------------       -----------------
California...................................          2,278             $692,091,001              69.21%
Florida......................................            364               71,406,465               7.14
Other (less than 3% in any one state)........          1,149              236,502,521              23.65
                                                       -----             ------------             ------
   Total.....................................          3,791             $999,999,987             100.00%
                                                       =====             ============             ======


         No more than approximately 0.48% of the mortgage loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.



                                                   LOAN PURPOSES


                                                                                                PERCENTAGE OF
                                                   NUMBER OF           AGGREGATE UNPAID     CUT-OFF DATE AGGREGATE
               LOAN PURPOSE                     MORTGAGE LOANS        PRINCIPAL BALANCE       PRINCIPAL BALANCE
               ------------                     --------------        -----------------       -----------------
Purchase..................................           2,457               $639,420,128              63.94%
Cash-Out Refinance........................           1,001                271,699,939              27.17
Rate and Term Refinance...................             333                 88,879,920               8.89
                                                     -----               ------------             ------
   Total..................................           3,791               $999,999,987             100.00%
                                                     =====               ============             ======


         In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.